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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 18, 2002


                              MEGO FINANCIAL CORP.

                     _________________________________


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEW YORK                1-8645                 13-5629885
       (STATE OR OTHER          (COMMISSION             (IRS EMPLOYER
       JURISDICTION OF          FILE NUMBER)          IDENTIFICATION NO.)
           FORMATION)


                4310 PARADISE ROAD, LAS VEGAS, NV              89109
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 737-3700

               ______________________________________________________

           (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 18, 2002, Ernst & Young LLP ("E&Y") was dismissed as the independent accountant for the Company. The reports of E&Y on the Company's financial statements for the year ended August 31, 2001 and the four month period ended December 31, 2001 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Audit Committee of the Board of Directors of the Company made the Decision to engage new auditors after having sought and received proposals from E&Y and four other independent public accounting firms.

     During the two most recent fiscal years and any subsequent interim period, there were no disagreement(s) with E&Y on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Company's two most recent fiscal years and any subsequent interim period preceding the accounting firm of E&Y's dismissal.

     The Company requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.

     The Audit Committee has selected BDO Seidman LLP ("BDO Seidman") as the Company's new independent accountant as of December 18, 2002. Prior to such date, the Company did not consult with BDO Seidman regarding (i) the application of accounting principles to a specified transaction, either completed or proposed except in connection with a proposed acquisition that was not finalized, (ii) the type of audit opinion that might be rendered by BDO Seidman on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16. Letter dated December 20, 2002, from the accounting firm of Ernst & Young LLP, independent accountants to the Company, concerning the disclosure made in this Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MEGO FINANCIAL CORP.



                                  By: /s/ Floyd W. Kephart
                                    ---------------------------
                                      Floyd W. Kephart
Dated:  December 26, 2002             Chief Executive Officer




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